EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
AUGUST 2015 MONTHLY DIVIDEND AND
JULY 31, 2015 RMBS PORTFOLIO CHARACTERISTICS

•	August 2015 Monthly Dividend of $0.14 Per Share
•	RMBS Portfolio Characteristics as of July 31, 2015
•	Repurchased 291,116 shares through stock repurchase program

Vero Beach, Fla., August 11, 2015 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors declared a monthly cash dividend for the month of August 2015. The dividend of $0.14 per share will be paid August 31, 2015, to holders of record on August 26, 2015, with an ex-dividend date of August 24, 2015.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that certain percentages of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 11, 2015, the Company had 22,671,377 shares outstanding, including 198,600 shares repurchased pursuant to the Company’s stock repurchase program through that date that have not yet settled. At June 30, 2015, the Company had 22,959,817 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2015 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2014.

RMBS Valuation Characteristics
($ in thousands)
				Percentage	Weighted	Realized
	Current	Fair	Current	of	Average	Jul 2015 CPR
Asset Category	Face	Value(1)(2)	Price	Portfolio	Coupon	(Reported in Aug)
As of July 31, 2015
Adjustable Rate RMBS	$3,215	$3,445	107.15	0.18%	3.65%	43.72%
10-1 Hybrid Rate RMBS	55,081	56,370	102.34	3.02%	2.56%	16.25%
Hybrid Adjustable Rate RMBS	55,081	56,370	102.34	3.02%	2.56%	16.25%
15 Year Fixed Rate RMBS	211,963	221,941	104.71	11.88%	3.14%	7.48%
20 Year Fixed Rate RMBS	228,152	245,728	107.70	13.16%	4.00%	3.64%
30 Year Fixed Rate RMBS	1,137,720	1,228,069	107.94	65.76%	4.17%	7.77%
Total Fixed Rate RMBS	1,577,835	1,695,738	107.47	90.80%	4.01%	7.10%
Total Pass-through RMBS	1,636,131	1,755,553	107.30	94.00%	3.96%	7.53%
Interest-Only Securities	563,085	70,247	12.48	3.76%	3.62%	17.06%
Inverse Interest-Only Securities	200,720	41,818	20.83	2.24%	6.19%	18.10%
Structured RMBS	763,805	112,065	14.67	6.00%	4.58%	17.33%
Total Mortgage Assets	$2,399,936	$1,867,618		100.00%	4.00%	10.88%

RMBS Assets by Agency			Investment Company Act of 1940 (Whole Pool) Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)(2)	Portfolio	Asset Category	Value(1)(2)	Portfolio
As of July 31, 2015			As of July 31, 2015
Fannie Mae	$1,463,963	78.4%	Whole Pool Assets	$1,571,896	84.2%
Freddie Mac	384,676	20.6%	Non Whole Pool Assets	295,722	15.8%
Ginnie Mae	18,979	1.0%	Total Mortgage Assets	$1,867,618	100.0%
Total Mortgage Assets	$1,867,618	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $194.3 million purchased in July 2015 which settle in August 2015, and excludes assets with a fair value of $179.3 million sold in July 2015 which settle in August 2015.

(2)	The tables above include to-be-announced securities sold with a fair value of approximately $20.6 million entered into prior to month-end which settle in August 2015.

Repurchase Agreement Exposure By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of July 31, 2015	Borrowings(1)	Debt	in Days	Maturity
J.P. Morgan Securities LLC	$156,332	9.1%	11	8/31/2015
ICBC Financial Services LLC	148,325	8.6%	13	8/21/2015
Citigroup Global Markets Inc	146,476	8.5%	16	9/18/2015
Cantor Fitzgerald & Co	144,574	8.4%	14	8/17/2015
ED&F Man Capital Markets Inc	139,184	8.1%	21	10/6/2015
Mizuho Securities USA, Inc	116,538	6.8%	15	9/2/2015
Mitsubishi UFJ Securities (USA), Inc	113,119	6.6%	18	8/31/2015
KGS-Alpha Capital Markets, L.P	103,826	6.0%	19	9/1/2015
RBC Capital Markets, LLC	102,724	6.0%	18	9/22/2015
Nomura Securities International, Inc.	98,366	5.7%	20	8/31/2015
South Street Securities, LLC	90,471	5.3%	13	8/20/2015
Daiwa Securities America Inc.	82,918	4.8%	11	9/9/2015
Wells Fargo Bank, N.A.	65,587	3.8%	14	8/14/2015
Goldman, Sachs & Co	55,918	3.2%	48	9/17/2015
Morgan Stanley & Co	53,593	3.1%	6	8/6/2015
CRT Capital Group, LLC	46,221	2.7%	19	8/28/2015
Guggenheim Securities, LLC	27,660	1.6%	29	9/2/2015
Merrill Lynch, Pierce, Fenner & Smith Inc	14,371	0.8%	13	8/13/2015
Barclays Capital Inc	10,089	0.6%	14	8/14/2015
Suntrust Robinson Humphrey, Inc	4,463	0.3%	28	8/28/2015
Total Borrowings	$1,720,755	100.0%	17	10/6/2015

(1)
In July 2015, the Company purchased assets with a fair value of approximately $194.3 million which settle in August 2015 that are expected to be funded by repurchase agreements.  These anticipated borrowings are not included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of July 31, 2015
Adjustable Rate RMBS	$3,445	1	10.07%	2.00%	$24	$(26)
Hybrid Adjustable Rate RMBS	56,370	90	7.56%	2.00%	940	(1,130)
Total Fixed Rate RMBS	1,695,738	n/a	n/a	n/a	30,955	(40,198)
Total Pass-through RMBS	1,755,553	n/a	n/a	n/a	31,919	(41,354)
Interest-Only Securities	70,247	n/a	n/a	n/a	(12,026)	10,270
Inverse Interest-Only Securities	41,818	1	6.38%	n/a	(110)	(1,168)
Structured RMBS	112,065	n/a	n/a	n/a	(12,136)	9,102
Total Mortgage Assets	$1,867,618	n/a	n/a	n/a	$19,783	$(32,252)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$900,000	Mar-2019	$(14,983)	$16,875
Treasury Futures Contracts - Short Positions			240,000	Sep-2015	(8,495)	10,921
Payer Swaption			100,000	Sep-2025	(4)	50
Grand Total					$(3,699)	$(4,406)

(1)
Modeled results from Citigroup Global Markets, Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR Option-Adjusted Spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Treasury Futures Contracts were valued at 127.4375 at July 31, 2015. The nominal value of the short position was $305.9 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400